1 + Defining the Next Generation of Open Internet Advertising August 1, 2024

2 There is an opportunity Or establish an end-to-end solution for the future. to transform advertising on the Open Internet.

3 We are creating the solution for the future The industry needs an end-to-end platform to unlock the Open Internet’s potential to drive full-funnel results for advertisers. Demand Supply

4 + Our combination unites the Open Internet Creating an end-to-end, full-funnel advertising solution to drive real outcomes across every screen, every moment, and every objective. CTV Web App Brands Agencies Performance Marketers Demand Supply Mobile

5 50+ Global markets with direct sales capabilities, providing tailored expertise and service to global brands 50 Joint Business Partnerships with the world’s leading brands At unrivaled scale With each company bringing massive, directly controlled supply and premium, direct demand, compounding our capabilities across the Open Internet and CTV. +2bn+ Monthly unique users reached across combined media properties 10,000+ Combined media properties, including top names in publishing and CTV

With unique data assets and optimization ability

End-to-end, direct relationships provide us with rich signals for decisioning that standard programmatic players do not access.

Domain
IAB Category
Page URL
Device, OS, Browser, Carrier
Placement Type, Size
Partial IP Address
User ID

Standard Bidstream Datapoints

User Interest Graph
Session Behavior
In-Ad Interactions
Text Attributes
Past purchases
Window Size
Conversion Propensity
Trending Content
Deep Session Behavior
Granular Context Category
Content Recognition
Depth of Scroll
Video Attributes
Time on Site
Household Viewing
Viewing Duration
Predicted Engagement
Predicted Action
Past Engagements
Page Context
Cross-session Interactions

Our Holistic, First-Party View

Source: IAB's OpenRTB protocol; the industry standard for bidding and data sharing between SSPs and DSPs

6

7 Delivering a full-funnel, end-to-end solution Bringing together the strengths of highly-complementary category leaders, greatly expanding our TAM. Predict Moments of Attention Prompt Moments of Engagement Create Moments of Decision-making Drive Sales and Actions Build Brand Awareness Engage Potential Customers

8 8 B R A N D IN G PE R FO R M A N C E DEMAND SUPPLY DSP SSP Walled Gardens No other player Beyond walled gardens is bringing end-to-end capabilities to full-funnel strengths at scale. FU LL F U N N EL END TO END

9 9 B R A N D IN G PE R FO R M A N C E DEMAND SUPPLY FU LL F U N N EL END TO END + We are the platform That brings these capabilities, at scale, to the Open Internet.

10 10 Delivering walled garden capabilities for the Open Internet + Engagements Conversions Attention DIRECT, CONTROLLED SUPPLY ENGAGEMENT & OUTCOME DATA OMNICHANNEL CREATIVE ALGORITHMIC OPTIMIZATION

11 Is a category leader in branding and omnichannel video — a strategic partner connecting leading brands and agencies to premium, scaled supply with iconic brand experiences.

Teads at a glance

- Pioneer in premium video and branding solutions for the Open Internet, with a focus on unique, data-driven creative solutions.
- Proven go-to-market expertise working with the leading brands and agencies of the world.
- Innovative, widely-adopted cookieless solutions for contextual and audience targeting enabled by differentiated, scaled first-party data.


LatAm 6%
APAC 10%
EMEA 47%
North America 37%

Revenue in 50+ Markets[1]


3rd Party DSP 15%
Teads Ad Manager 85%

Significant Share of Direct Demand[1]

$427m
2024E Ex-TAC Gross Profit[2]

$153m
2024E Adj. EBITDA[3]

~1,200 Employees
In 50+ Offices

50
JBPs with an Average of ~$5m of Annual Revenue

50bn
CTV Monthly Ad Opportunities

[1] Revenue breakdown based on 2023 gross revenue.
[2] Based on 2024E at midpoint of expectations of Teads Ex-TAC Gross Profit of $422 - 432m, excluding the impact of synergies.
[3] Based on 2024E at midpoint of expectations of Teads Adj. EBITDA of $150 - 155m, excluding the impact of synergies.

12

13 Partner with Leading CTV OEMs Globally Omnichannel Video Campaigns Achieve ~30% Higher Spend Innovative CTV offering fuelling next phase of growth Unique native ad placements on home screens as well as streaming demand drive omnichannel offering expansion.

14 Is a category leader in performance advertising, built from 17+ years of expertise in predicting audience engagement and driving conversions. PAGE CONTEXT TIME OF DAY REFERRAL PAGE IMAGE ATTRIBUTES DEPTH OF SCROLL

15 1 Revenue breakdown based on 2023 gross revenue. 2 Based on 2024E at midpoint of guidance provided by Outbrain for Ex-TAC Gross Profit on May 9, 2024, of $238 - 248m, excluding the impact of synergies. 3 Based on 2024E at midpoint of guidance provided by Outbrain for Adj. EBITDA on May 9, 2024, of $30 - 35m, excluding the impact of synergies. Outbrain at a glance • Built to drive ROAS and performance in unique environments across the most premium media properties globally. • Proprietary prediction technology engine leveraging ~1 billion data points processed per minute to optimize a range of goals including attention, engagement, and outcomes. ~80% of supply is multi-year contracts ~7 years tenure for top 20 partnerships 2 - 4 years per partnership renewal average ~950 Employees In 18 Countries 50m+ User Engagements Per Day Significant Share of Direct Demand1 3rd Party DSPs 9% Direct Demand 91% $243m 2024E Ex-TAC Gross Profit2 $33m 2024E Adj. EBITDA3 Revenue in 20+ Markets1 Other 10% EMEA 59% US 31% $5bn Delivered to Publisher Partners Since Inception

16 Significant revenue synergy opportunity Drive adoption of Outbrain's performance offering across Teads enterprise customers Bring Teads branding solutions to Outbrain's customers Capitalize on geographical strengths of each side to expand across markets Combined capabilities will unlock new solutions for our customers Combined Additional Opportunity

17 Strategic rationale summary Major Growth Potential: New Products, New Markets Direct End-to-End Complementary Full-Funnel Tech and Data Powerhouse + Strategic Long-Term Business Partnerships Immediate Upsell and Cross Sell Opportunities

18 David Kostman CEO, Outbrain Co-CEO, Teads Incoming Co-President Jeremy ArditiBertrand Quesada Co-Founder and Co-CEO, Teads Incoming Co-President Strong cultural fit Cultural and organizational synergy “Stronger together” philosophy Long history of dialogue Eagerness to build together COO, Outbrain Asaf Porat

19 Financial highlights Industry Leader $1.7bn Ad Spend1 Healthy Growth Expect Mid-Single Digit % Year 1 Growth2 Attractive Profitability ~$240m EBITDA3 | ~35% Margin4 Strong Cash Flow Generation $150m+ uFCF5 Conservative Leverage ~2.8x Net Leverage6 Attractive Transaction Multiple ~4.9x EBITDA7 ¹ Represents expected combined advertising spend on Outbrain’s and Teads’ platforms in 2024E. 2 Reflects expected growth in the year following close of the transaction. 3 Based on combined 2024E Adj. EBITDA of $180 - 190m, which is comprised of (i) Outbrain full year 2024E Adj. EBITDA guidance of $30 - 35m as of their most recent earnings announcement, on May 9, 2024; and (ii) Teads 2024E Adj. EBITDA expectations of $150 - 155m, plus (iii) the impact of $50 - 60m of expected realized synergies two years post transaction completion. 4 Based on combined Adj. EBITDA of $240m and expected combined 2024E Ex-TAC Gross Profit of $660 - 680m. 5 Unlevered FCF defined as Adj. EBITDA less capex, capitalized software, cash taxes and changes in working capital. 6 Based on combined net debt of $660m and combined 2024E Adj. EBITDA of $180 - 190m, plus the impact of $50 - 60m of expected realized synergies two years post transaction completion. 7 Based on (i) a ~$1bn transaction value and (ii) 2024E Teads Adj. EBITDA at midpoint of expectations of $150 – 155m, plus the impact of $50 - 60m of expected realized synergies two years post transaction completion.

20 Transformative, accretive transaction ¹ Represents expected combined advertising spend on Outbrain’s and Teads’ platforms in 2024E. 2 Based on 2024E guidance provided by Outbrain on May 9, 2024. 3 Based on 2024E expectations. 4 Based on combined 2024E Adj. EBITDA, excluding the impact of synergies. $238 - 248m2 $660 - 680m$422 - 432m32024E Ex-TAC Gross Profit $30 - 35m2 $180 - 190m4$150 - 155m32024E Adj. EBITDA ~13% ~28%4~36% 2024E Ex-TAC Adj. EBITDA Margin $1.7bn+ 2024E Combined Ad Spend1 +

21 Transformative, accretive transaction ¹ Represents expected combined advertising spend on Outbrain’s and Teads’ platforms in 2024E. 2 Based on 2024E guidance provided by Outbrain May 9, 2024. 3 Expected realized synergies two years post transaction completion. 4 Based on combined 2024E Adj. EBITDA of $180 - 190m, which is comprised of (i) Outbrain full year 2024E Adj. EBITDA guidance of $30 - 35m as of their most recent earnings announcement, on May 9, 2024; and (ii) Teads 2024E Adj. EBITDA expectations of $150 - 155m, plus (iii) the impact of $50 - 60m of expected realized synergies two years post transaction completion. 5 Unlevered FCF defined as Adj. EBITDA less capex, capitalized software, cash taxes and changes in working capital. 6 Based on combined 2024E Adj. EBITDA of $180 – 190m plus the impact of $50 - 60m of year two expected realized synergies. $238 - 248m2 $660 - 680m$422 - 432m2024E Ex-TAC Gross Profit $30 - 35m2 $230 - 250m4$150 - 155m2024E Adj. EBITDA ~13% ~35%4~36% 2024E Ex-TAC Adj. EBITDA Margin $150m+62024E uFCF5 $1.7bn+ 2024E Combined Ad Spend1 $50 - 60m Expected Illustrative Year 2 Synergies3 +

Powerful and highly achievable run rate synergies

Costs

Network Optimization	Streamlining Operations	Other Efficiencies
Matching demand and supply to backfill under monetized inventory	Streamlining headcount across the organization	Duplicative marketing, professional services and reduction in office footprint

Revenue

Upsell and cross-sell top and bottom funnel solutions	Leveraging geographical presence
to each company's respective customers, capitalizing on the Outbrain and Teads full-funnel combination	to sell in locations with only one company operating and scaling up each other's operations

~$50-60m

Expected Illustrative Year 2 Synergies[1]

[1] Expected realized synergies two years post transaction completion.

22

23 Transaction summary Note: Market data as of 30-July-2024 1 Subject to customary lock up conditions. 2 1 month volume weighted average price of $4.82. 3 Perpetual instrument, converts at $10/share (~110% premium to current); may be redeemed by Outbrain in cash prior to the five year anniversary subject to payment of certain premiums, Outbrain may also elect to convert all or a portion of the preferred shares exceeding at least 10% of the then outstanding preferred shares after two years, subject to certain share price thresholds; accruing 10% annual payable in kind or cash at Outbrain’s option. 4 Based on combined 2024E Adj. EBITDA of $180 - 190m, which is comprised of (i) Outbrain full year 2024E Adj. EBITDA guidance of $30 - 35m as of their most recent earnings announcement, on May 9, 2024; and (ii) Teads 2024E Adj. EBITDA expectations of $150 - 155m, plus (iii) the impact of $50 - 60m of expected realized synergies two years post transaction completion. 5 Based on common shares not accounting for preferred shares. • ~$1bn cash and stock transaction: (i) $725m in cash + $25m of deferred cash payment, (ii) 35m shares1 Outbrain common stock (~$169m based on the 1 month VWAP2), and (iii) $105m in Outbrain convertible preferred equity3 • Committed debt financing to be provided by Goldman Sachs and others, and a new $100m revolving credit facility to be put in place • Consideration represents an implied 4.9x on Teads 2024E Adj. EBITDA, including $50 - 60m annual of synergies • Net leverage is estimated to be 2.8x for the combined company, based on ~$240m4 combined 2024E Adj. EBITDA • Outbrain shareholders will own ~60% of the combined company on a fully-diluted basis5 Structure & Consideration • David Kostman will serve as CEO of the combined business. Management consists of leaders from both teams • Jeremy Arditi and Bertrand Quesada, Co-CEOs of Teads will serve as Co-Presidents • Altice will appoint two directors (one of which will be unaffiliated), bringing the total Outbrain board to ten members • The combined business will continue to be Nasdaq-traded under OB and headquartered and managed in the US Leadership & Governance • Expected to close in Q1 2025 • Subject to Outbrain shareholder vote • Subject to regulatory and certain other conditions Process Completion & Timing

24 Q 2 20 24 Update on Q2 2024 guidance Previous Guidance (Issued 09-May-2024) Updated Guidance $53 – 57 million $55 – 57 million (raised the bottom end of the range) Above $6 million (raised to above top end of prior range) $1 – 4 million Gross Profit Ex-TAC Adj. EBITDA

25

26 Select historical financial information 1 Adjusted EBITDA, Ex-TAC Gross Profit and Free Cash Flow are non-GAAP financial measures. Ex-TAC Gross Profit is calculated by adding back other cost of revenue to gross profit. Adjusted EBITDA is defined as net income before gain related to convertible debt; interest expense; interest income and other income, net; provision for income taxes; depreciation and amortization; stock-based compensation, and other income or expenses that Outbrain does not consider indicative of its core operating performance. Free Cash Flow is defined as cash flow provided by operating activities, less capital expenditures and capitalized software development costs. See “Non-GAAP Reconciliations” in Outbrain’s 2023 Form 10-K, as filed with the SEC on March 8, 2024, for limitations of these measures and reconciliations to the most comparable GAAP financial measures. Amounts presented for Teads have been conformed to Outbrain’s definitions of these measures for comparability purposes. However, such amounts do not reflect other conforming adjustments, including but not limited to, those relating to the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. 2 All amounts have been translated from Euros to US Dollars using an exchange rate of 1.081. 3 Amounts are presented on a combined basis and do not reflect any pro forma adjustments or other adjustments relating to integration activities, cost savings or synergies, the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. Pro forma results presented in accordance with Article 11 of Regulation S-X could differ materially from the amounts presented above. Year Ended December 31, 2023 (in millions USD) Combined Company Pre-Synergies3 Gross Profit 184.8 383.7 568.5 Ex-TAC Gross Profit1 227.4 430.2 657.6 Net Income 10.2 95.8 106.0 Adj. EBITDA1 28.5 168.7 197.2 Operating Cash Flow 13.7 122.4 136.1 Free Cash Flow1 (6.5) 109.3 102.8 2

2024E projections

(in millions USD)	Year Ended December 31, 2024 Projections		
	Outbrain[2]	Teads[3]	Combined Company Pre-Synergies[4]
Ex-TAC Gross Profit[1]	$238.0 – 248.0	$422.0 – 432.0	$660.0 – 680.0
Adj. EBITDA[1]	$30.0 – 35.0	$150.0 – 155.0	$180.0 – 190.0

[1] Adjusted Ex-TAC Gross Profit and Adjusted EBITDA are non-GAAP financial measures. Ex-TAC Gross Profit is calculated by adding back other cost of revenue to gross profit. Adjusted EBITDA is defined as net income before gain related to convertible debt; interest expense; interest income and other income, net; provision for income taxes; depreciation and amortization; stock-based compensation, and other income or expenses that Outbrain does not consider indicative of its core operating performance. See "Non-GAAP Reconciliations" in Outbrain's 2023 Form 10-K, as filed with the SEC on March 8, 2024, for limitations of these measures. Amounts presented for Teads have been conformed to Outbrain's definitions of these measures for comparability purposes. However, such amounts do not reflect other conforming adjustments, including but not limited to, those relating to the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates.

[2] Represents the Full Year 2024 guidance provided by Outbrain as of their most recent earnings announcement, on May 9, 2024.

[3] All amounts have been translated from Euros to US Dollars using an exchange rate of 1.09.

[4] Amounts are presented on a combined basis and do not reflect any pro forma adjustments or other adjustments relating to integration activities, cost savings or synergies, the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. Pro forma results presented in accordance with Article 11 of Regulation S-X could differ materially from the amounts presented above.

27

28 GAAP to Non-GAAP reconciliations The following table presents the reconciliation of Ex-TAC Gross Profit to Gross Profit, the most directly comparable U.S. GAAP measure: Year Ended December 31, 2023 (in millions USD) Combined Company Pre-Synergies3 Gross Profit 184.8 383.7 568.5 Other Cost of Revenue 42.6 46.5 89.1 Ex-TAC Gross Profit1 $227.4 $430.2 $657.6 1 Ex-TAC Gross Profit is a non-GAAP financial measure. See “Non-GAAP Reconciliations” in Outbrain's 2023 Form 10-K, as filed with the SEC on March 8, 2024, for limitations of this measure. Amounts presented for Teads have been conformed to Outbrain’s definition for comparability purposes. However, such amounts do not reflect other conforming adjustments, including but not limited to, those relating to the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. 2 All amounts have been translated from Euros to US Dollars using an exchange rate of 1.081. 3 Amounts are presented on a combined basis and do not reflect any pro forma adjustments or other adjustments relating to integration activities, cost savings or synergies, the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. Pro forma results presented in accordance with Article 11 of Regulation S-X could differ materially from the amounts presented above. 2

29 GAAP to Non-GAAP reconciliations The following table presents the reconciliation of Adjusted EBITDA to net income, the most directly comparable U.S. GAAP measure: Year Ended December 31, 2023 (in millions USD) Combined Company Pre-Synergies3 Net income $10.2 $95.8 $106.0 Interest expense 5.4 - 5.4 Interest income and other income, net (7.7) (3.6) (11.3) Gain related to convertible debt (22.6) - (22.6) Provision for income taxes 6.1 42.2 48.3 Depreciation and amortization 20.7 12.1 32.8 Stock-based compensation 12.1 17.9 30.0 Regulatory matter costs, net of insurance 0.8 - 0.8 IPO and M&A related costs - 1.4 1.4 Severance costs 3.5 3.7 7.2 IFRS to US GAAP adjustment for leases - (0.8) (0.8) Adjusted EBITDA1 $28.5 $168.7 $197.2 1 Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Reconciliations” in Outbrain's 2023 Form 10-K, as filed with the SEC on March 8, 2024, for limitations of this measure. Amounts presented for Teads have been conformed to Outbrain’s definition for comparability purposes. However, such amounts do not reflect other conforming adjustments, including but not limited to, those relating to the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. 2 All amounts have been translated from Euros to US Dollars using an exchange rate of 1.081. 3 Amounts are presented on a combined basis and do not reflect any pro forma adjustments or other adjustments relating to integration activities, cost savings or synergies, the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. Pro forma results presented in accordance with Article 11 of Regulation S-X could differ materially from the amounts presented above. 2

30 GAAP to Non-GAAP reconciliations The following table presents the reconciliation of free cash flow to net cash provided by operating activities, the most directly comparable U.S. GAAP measure: Year Ended December 31, 2023 (in millions USD) Combined Company Pre-Synergies3 Net cash provided by operating activities $13.7 $122.4 $136.1 Purchases of property and equipment (10.1) (0.9) (11.0) Capitalized software development costs (10.1) (12.2) (22.3) Free Cash Flow (1) $(6.5) $109.3 $102.8 1 Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Reconciliations” in Outbrain’s 2023 Form 10-K, as filed with the SEC on March 8, 2024, for limitations of this measure. Amounts presented for Teads have been conformed to Outbrain’s definition for comparability purposes. However, such amounts do not reflect other conforming adjustments, including but not limited to, those relating to the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. 2 All amounts have been translated from Euros to US Dollars using an exchange rate of 1.081. 3 Amounts are presented on a combined basis and do not reflect any pro forma adjustments or other adjustments relating to integration activities, cost savings or synergies, the alignment of accounting policies, IFRS to US GAAP conversion, or the impacts of foreign exchange rates. Pro forma results presented in accordance with Article 11 of Regulation S-X could differ materially from the amounts presented above. 2

31 Cautionary Note About Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Outbrain and Teads operate, and beliefs and assumptions of Outbrain’s management. Forward-looking statements may include, without limitation, statements regarding possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives, expected synergies and statements of a general economic or industry-specific nature. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the risk that the conditions to the consummation of the transaction will not be satisfied (or waived); uncertainty as to the timing of the consummation of the transaction and Outbrain’s and Teads’ ability to complete the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the stock purchase agreement; the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Outbrain or Teads, or the expected benefits of the transaction; the failure to obtain the necessary debt financing to complete the transaction; the effect of the announcement or pendency of the transaction on Outbrain’s or Teads’ operating results and business generally; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that Outbrain’s stock price may decline significantly if the transaction is not consummated; the effect of the announcement of the transaction on the ability of Outbrain and Teads to retain and hire key personnel and maintain relationships with their customers, suppliers and others with whom they do business; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings; overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns, geopolitical concerns, including the ongoing wars between Ukraine-Russia and Israel-Hamas, supply chain issues, inflationary pressures, labor market volatility, bank closures or disruptions, and the impact of unfavorable economic conditions and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss of one or more of large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events, or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain and the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain and the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the risks described in the section entitled “Risk Factors” and elsewhere in Outbrain’s Annual Report on Form 10-K filed for the year ended December 31, 2023 and in subsequent reports filed with the SEC. Safe Harbor

32 Cautionary Note About Forward-Looking Statements Accordingly, you should not rely upon forward-looking statements as an indication of future performance. Outbrain cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. Outbrain and the combined company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. Outbrain undertakes no obligation, and does not assume, any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law. Additional Information About the Transaction and Where to Find It This presentation may be deemed to be solicitation material in respect of the stockholder approval (the “Stockholder Approval”) to authorize the issuance of certain equity securities of Outbrain as consideration for the proposed transaction. In connection with a special meeting of its shareholders for the Stockholder Approval, Outbrain intends to file relevant materials with the SEC, including Outbrain’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OUTBRAIN, TEADS AND THE TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Outbrain with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Outbrain’s website at https://www.outbrain.com. Participants in the Solicitation Outbrain and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Outbrain in favor of the Stockholder Approval. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Outbrain’s proxy statement for its 2024 annual meeting of stockholders on Schedule 14A, which was filed with the SEC on April 26, 2024. To the extent holdings of Outbrain’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Outbrain’s participants in the solicitation, which may, in some cases, be different than those of Outbrain’s shareholders generally, will be set forth in Outbrain’s proxy statement relating to the Stockholder Approval when it becomes available. Safe Harbor

33 No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP Financial Measures and Combined Financial Measures; Certain Limitations on Financial Information The historical financial information included herein includes financial information relating to Outbrain, which is derived or presented in accordance with generally accepted accounting principles in the United States (“GAAP”) and financial information relating to Teads which is derived or presented in accordance with IFRS Accounting Standards (“IFRS”), as issued by the International Accounting Standards Board. This presentation also sets forth certain combined financial information for Outbrain and Teads. Teads financial information reflects its historical results. Such financial information is a simple summation of results for Outbrain and Teads, and does not reflect pro forma financial results pursuant to Article 11 of Regulation S-X. Such pro forma financial results could differ materially from that set forth in this presentation. Historical financial information for Teads presented in this report has not been audited or reviewed by Outbrain’s independent auditor. The Teads financial information for 2022 and 2023 is derived in part from their audited financial statements, prepared under IFRS. Following the acquisition, accounting and audit procedures could identify adjustments to Teads historical financial information which could be material. We have not yet determined whether we would make any changes to Teads accounting policies upon acquisition; any such change could change reported amounts for Teads and could be material. Accordingly, investors should be cautious in the reliance placed on such information. As a private company, Teads is not subject to the public company accounting standards and SEC accounting requirements that apply to Outbrain. The Teads financial information contained in this report may not be directly comparable to the Outbrain financial information and may be subject to material adjustment following the acquisition. However, Outbrain’s management believes it is important to provide the Teads financial information to enable Outbrain shareholders and others to better understand Teads’ business and the pending business combination. The historical financial information included herein includes financial information that is not derived nor presented in accordance with GAAP or in accordance with IFRS, including, but not limited to, EBITDA, Adjusted EBITDA and free cash flow (Adjusted EBITDA less capex) (“Free Cash Flow”). Our measures (and the methodologies used to derive them) along with the use of these terms may differ from that of other companies in our industry. In addition, this presentation includes ex-TAC Gross Profit, Adjusted EBITDA, and Ex-TAC Adj. EBITDA Margin which are non-GAAP financial measures. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to revenues, gross profit, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The company believes non-GAAP financial measures provide useful information to management and investors regarding future financial and business trends relating to the company. The company believes that the use of these measures provides an additional tool for investors to use in evaluating operating results and trends and in comparing the company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which items are excluded or included in calculating them. Market, Industry and Other Data This presentation contains data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. We do not undertake to update such data after the date of this presentation. Disclaimer

34